EXHIBIT 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






          As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Form S-8 Registration Statements of KU Energy Corporation and Kentucky Utilities Company (File Nos. 33-44234 and 33-57087) of our report dated January 29, 1996, included in Kentucky Utilities Company's Form 10-K for the year ended December 31, 1995.




                              /s/ Arthur Andersen LLP
                              Arthur Andersen LLP

     Chicago, Illinois
     March 8, 1996









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